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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 16, 1997



                               MOTHERS WORK, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                     0-21196                13-3045573
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


             456 North 5th Street, Philadelphia, PA        19123
          (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code: 215-873-2200


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Item 5.  Other Events

          On April 16, 1997, the Company announced its results of operations for the second fiscal quarter of 1997, a restructuring of its maternity product line and an extension of its credit agreement. A copy of the Company's April 16, 1997 press release is attached hereto as an exhibit.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 MOTHERS WORK, INC.


Date: April 25, 1997                        By:  /s/ Thomas Frank
                                                 -------------------------------
                                                 Thomas Frank
                                                 Vice President - Finance
                                                 and Chief Financial Officer


                                       -2-

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                                  EXHIBIT INDEX


Exhibit Number                                                     Exhibit Title
--------------                                                     -------------

    99                                                             Press Release


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